AMENDED FILE – 8/25/2011

The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802

August 25, 2011

Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Amended filing

This filing has been updated with the following changes:

A.	Series S000002818 LVIP Delaware Growth and Income Fund has been added to the Series/Classes section. This fund was left out on the previous filing on 8/25/2011 at 8:31 AM.

Sincerely

/s/ William P. Flory, Jr.

William P. Flory, Jr.
Chief Accounting Officer

MEMORANDUM

Date:May 10, 2011

To: Board of Trustees,
Lincoln Variable Insurance Products Trust (LVIP)

From: Jack Weston, Chief Compliance Officer Re: Rule 10f-3 Transactions – 1st Quarter 2011

Rule 10f of the Investment Company Act of 1940 prohibits a Fund from purchasing securities offered in initial public offerings (“IPOs”) sold by an underwriting syndicate that includes an affiliated underwriter. Rule 10f is intended to prevent underwriters from “dumping” unmarketable securities, or securities being underwritten at excessive prices, on affiliated investment companies.

Through the adoption of Rule 10f-3, the Securities and Exchange Commission permits a Fund to purchase securities that would otherwise be prohibited, provided, among other conditions, that the Fund’s Board: (1) approve procedures reasonably designed to ensure that purchases comply with 10f3; and (2) determine, at least quarterly, that all purchases made during the preceding quarter complied with these procedures.

J.P. Morgan Investment Management, Inc. (J.P. Morgan) reported 34 transactions pursuant to Rule 10f-3 for the 1st quarter of 2011for the LVIP J.P. Morgan High Yield Fund. A summary of these transactions is provided in the attached exhibit for your reference. The complete report for all transactions (102 pages in total), including all information required by Rule 10f-3, is provided on the disk portion of your materials. J.P. Morgan has certified that all purchases described in these reports were executed in compliance with Rule 10f-3.

J.P. Morgan routinely acquires new issues of high yield securities in the primary market as part of its investment process. J.P. Morgan’s affiliate, J.P. Morgan Securities, Inc., is a member in the majority of underwriting syndicates for new debt issuance. However, J.P. Morgan does not acquire new debt issues from its affiliates on behalf of their sub-advisory clients; rather they acquire new debt issues from other members of the underwriting syndicate to eliminate the perception of a conflict of interest.

Name of Issuer	CUSIP	Selling Underwriter	Principal Amount Purchased for LVIPT	Aggregate Principal Amount by all Investment Companies	Aggregate Principal Amount of Offering Syndicate	Purchase Price	Offering Price at Close of First Day	Date of purchase	Date Offering Commenced	Commission Rate
CCO Holdings LLC	1248EPAS	Deutsche Bank Securities	$109,171	$28,955,021	$1,091,706,000	99.25	99.25	1/4/2011	1/4/2011	1.45%
AmeriGas Partners LP	030981AF	Credit Suisse Securities	55,000	16,505,000	470,000,000	100.00	100.00	1/5/2011	1/5/2011	1.60%
Calpine Corporation	131347BY	Deutsche Bank Securities	110,000	19,265,000	1,200,000,000	100.00	100.00	1/10/2011	1/10/2011	1.50%
Columbus McKinnon Corporation	199333AH	Credit Suisse Securities	59,127	3,251,985	147,817,500	98.55	98.55	1/13/2011	1/13/2011	1.50%
Cequel Communications	15672WAA	Credit Suisse Securities	29,834	7,149,813	642,968,750	102.88	102.88	1/13/2011	1/13/2011	1.25%
Navios Maritime	639365AE	BoFA Merrill Lynch	100,000	8,445,000	350,000	100.00	100.00	1/13/2011	1/13/2011	2.00%
Valassis Communications Inc.	918866AS	BoFA Merrill Lynch	60,000	10,815,000	260,000,000	100.00	100.00	1/13/2011	1/13/2011	1.50%
Inergy LP	45661TAK	BoFA Merrill Lynch	40,000	32,890,000	750,000,000	100.00	100.00	1/19/2011	1/19/2011	1.75%
Targa Resources Partners	87612BAG	Deutsche Bank Securities	60,000	2,625,000	483,576,000	100.00	100.00	1/19/2011	1/19/2011	1.75%
CCO Holdings LLC	1248EPAT	Deutsche Bank Securities	29,850	13,153,900	298,500,000	99.50	99.50	1/19/2011	1/19/2011	1.45%
Speedway Motorsports Inc.	847788AP	BoFA Merrill Lynch	50,000	6,300,000	150,000,000	100.00	100.00	1/20/2011	1/20/2011	1.95%
Fresenius Medical Care	35803QAA	BoFA Merrill Lynch	74,295	7,176,897	643,890,000	99.06	99.06	1/26/2011	1/26/2011	1.00%
Casella Waste Systems Inc.	147448AF	BoFA Merrill Lynch	35,000	7,245,000	200,000,000	100.00	100.00	1/26/2011	1/26/2011	2.00%
Oasis Petroleum Inc.	674215AA	Wells Fargo	25,000	4,715,000	400,000,000	100.00	100.00	1/28/2011	1/28/2011	2.25%
SM Energy Company	78454LAA	BoFA Merrill Lynch	65,000	10,275,000	350,000,000	100.00	100.00	1/31/2011	1/31/2011	2.25%
The Geo Group Inc.	36159RAD	Wells Fargo	76,000	16,287,000	300,000,000	100.00	100.00	2/1/2011	2/1/2011	2.25%
Blue Merger Sub Inc.	195699AA	BoFA Merrill Lynch	95,000	25,370,000	1,300,000,000	100.00	100.00	2/1/2011	2/1/2011	2.50%
Denbury Resources Inc.	247916AC	BoFA Merrill Lynch	90,000	14,450,000	400,000,000	100.00	100.00	2/3/2011	2/3/2011	1.75%
Aleris International Inc.	014477AL	BoFA Merrill Lynch	60,000	17,595,000	500,000,000	100.00	100.00	2/4/2011	2/4/2011	2.00%
UPCB Finance III Limited	903202AA	BoFA Merrill Lynch	150,000	39,560,000	1,000,000,000	100.00	100.00	2/7/2011	2/7/2011	flat fee
Avaya Inc.	053499AG	Morgan Stanley	100,000	37,325,000	1,009,000,000	100.00	100.00	2/8/2011	2/8/2011	2.00%
Claire's Escrow Corporation	179583AA	Credit Suisse Securities	180,000	31,810,000	45,000,000	100.00	100.00	2/17/2011	2/17/2011	2.00%
Comstock Resources Inc.	205768AH	BoFA Merrill Lynch	275,000	4,180,000	300,000,000	100.00	100.00	2/28/2011	2/28/2011	2.00%
Key Energy Services Inc.	492914AS	Credit Suisse Securities	90,000	23,145,000	475,000,000	100.00	100.00	3/1/2011	3/1/2011	1.89%
Valeant Pharmaceuticals	91911XAR	Goldman Sachs and Company	250,000	29,245,000	950,000,000	100.00	100.00	3/3/2011	3/3/2011	0.47%
Needle Merger Sub Corp	639888AA	BoFA Merrill Lynch	150,000	5,150,000	450,000,000	100.00	100.00	3/3/2011	3/3/2011	1.75%
Huntington Ingalls Industries Inc.	446413AA	Credit Suisse Securities	50,000	12,985,000	600,000,000	100.00	100.00	3/4/2011	3/4/2011	2.00%
Huntington Ingalls Industries Inc.	446413AC	Credit Suisse Securities	50,000	12,985,000	600,000,000	100.00	100.00	3/4/2011	3/4/2011	2.00%
Deluxe Corporation	248019AM	Credit Suisse Securities	75,000	10,075,000	200,000,000	100.00	100.00	3/9/2011	3/9/2011	1.50%
Griffon Corporation	398433AE	Deutsche Bank Securities	150,000	15,760,000	550,000,000	100.00	100.00	3/14/2011	3/14/2011	1.50%
Limited Brands Inc	532716AT	BoFA Merrill Lynch	750,000	43,450,000	1,000,000,000	100.00	100.00	3/22/2011	3/22/2011	1.75%
CIT Group Inc	125577BC	BoFA Merrill Lynch	150,000	36,015,000	700,000,000	100.00	100.00	3/23/2011	3/23/2011	1.50%
Plains Exploration & Production Co.	726505AK	Barclays Capital Inc	35,000	4,885,000	600,000,000	100.00	100.00	3/24/2011	3/24/2011	1.50%
Ameristar Casinos Inc	03070QAM	Wells Fargo Advisors	111,020	49,510,955	793,000,000	99.13	99.13	3/31/2011	3/31/2011	1.31%
Total			$3,789,297	$608,550,571

J.P. Morgan's affiliate underwriter, managing or participating in the underwriting syndicate is JPMorgan Securities, Inc.

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: Stewart Enterprises (STEI 6.50% April 15. 2019 144A) Cusip 860370AL

3. Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $25,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,390,000

7.	Aggregate principal amount of offering: $200,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 4/4/2011

11.	Date offering commenced: 4/4/2011

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR __X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering _____ _____

terminates?

c. The underwriting was a firm commitment underwriting?                                                                                                                           __X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
during the same period?                                                                                                                           __X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less
than three years?                                                                                                                           __X
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
_____

(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
__X__ _____ __X__ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A) Cusip 714264AA)

3. Underwriter from whom purchased: Goldman Sachs and Company

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $148,598

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $12,393,032

7. Aggregate principal amount of offering: $990,650,000

8. Purchase price (net of fees and expenses): 99.065

9. Offering price at close of first day on which any sales were made: 99.065

10. Date of Purchase: 4/4/2011

11. Date offering commenced: 4/4/2011

12. Commission, spread or profit: 0.60%

13. Have the following conditions been satisfied?                                                                                                          YesNo

a. The securities are:

[Missing Graphic Reference]
_____ _____ _____ _____ _____ _____ _____ _____ __X___ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:
(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
_____

(ii) The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to
__X__ _____ __X__ _____

the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sappi Paper Holding GMBH (SAPSJ 6.625% April 15, 2021 144A) Cusip 803071AA

3.	Underwriter from whom purchased: Citigroup Global Markets

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $3,600,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 4/5/2011

11.	Date offering commenced: 4/5/2011

12.	Commission, spread or profit: 1.65%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:
(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
_____

(ii) The principal amount of the offering of such class in any __X__ _____
concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X__ _____

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: PENN Virginia Corp. (PVA 7.25% April 15, 2019) Cusip 707882AC

3. Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $40,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $7,100,00

7. Aggregate principal amount of offering: $300,000,000

8. Purchase price (net of fees and expenses): 100.00

9. Offering price at close of first day on which any sales were made: 100.00

10. Date of Purchase: 4/5/2011

11. Date offering commenced: 4/5/2011

12. Commission, spread or profit: 2.00%

Have the following conditions been satisfied?                                                                                                           YesNo

a. The securities are:

_X___ _____ _____ _____ _____ _____ _____ _____ _____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

__X__ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

_____ _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Navios SA Logistics Inc. and Navios Logistics Finance (US) Inc. (NAVSAL 9.25% April 15, 2019 144A) Cusip 63938NAA

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $35,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $9,379,000

7.	Aggregate principal amount of offering: $200,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 4/6/2011

11.	Date offering commenced: 4/6/2011

12.	Commission, spread or profit: 2.00%

13. Have the following conditions been satisfied?                                                                                                         YesNo

a. The securities are:

[Missing Graphic Reference]
____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__ X _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: Vail Resorts Inc. (MTN 6.50% May 1, 2019 144A) Cusip 91879QAJ

3. Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $45,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $23,380,000

7. Aggregate principal amount of offering: $390,000,000

8. Purchase price (net of fees and expenses): 100.00

9. Offering price at close of first day on which any sales were made: 100.00

10. Date of Purchase: 4/11/2011

11. Date offering commenced: 4/11/2011

12. Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

____ _____ _____ _____ _____ _____ _____ _____ __X_ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

[Missing Graphic Reference] _ _ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

___X__ _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: Calcipar SA (CARMLI 6.875% May 1, 2018 144A) Cusip 128690AA

3. Underwriter from whom purchased: BNP Paribas Securities

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $200,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $14,200,000

7. Aggregate principal amount of offering: $450,000,000

8. Purchase price (net of fees and expenses): 100.00

9. Offering price at close of first day on which any sales were made: 100.00

10. Date of Purchase: 4/18/11

11. Date offering commenced: 4/18/11

12. Commission, spread or profit: 1.13%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

[Missing Graphic Reference] _ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Iasis Healthcare LLC (IAS 8.375% May 15, 2019 144A) Cusip 45072PAC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $645,301

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $68,386,961

7.	Aggregate principal amount of offering: $843,854,500

8.	Purchase price (net of fees and expenses): 99.277

9.	Offering price at close of first day on which any sales were made: 99.277

10.	Date of Purchase: 4/27/2011

11.	Date offering commenced: 4/27/2011

12.	Commission, spread or profit: 2.00%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Brown Shoe Company Inc. (BWS 7.125% May 15, 2019 144A) Cusip 115736AD

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $793,992

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,696,362

7.	Aggregate principal amount of offering: $198,498,000

8.	Purchase price (net of fees and expenses): 99.249

9.	Offering price at close of first day on which any sales were made: 99.249

10.	Date of Purchase: 4/27/2011

11.	Date offering commenced: 4/27/2011

12.	Commission, spread or profit: 1.63%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: RadioShack Corporation (RSH 6.75% May 15, 2019 144A) Cusip 750438AD

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $347,319

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $18,730,418

7.	Aggregate principal amount of offering: $322,510,500

8.	Purchase price (net of fees and expenses): 99.234

9.	Offering price at close of first day on which any sales were made: 99.234

10.	Date of Purchase: 4/28/11

11.	Date offering commenced: 4/28/11

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c.	The underwriting was a firm commitment underwriting? __X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e.	The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cumulus Media Inc. (CMLS 7.75% May 1, 2019 144A) Cusip 231082AB

3.	Underwriter from whom purchased: UBS Securities LLC

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $10,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $2,263,000

7.	Aggregate principal amount of offering: $610,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 4/29/11

11.	Date offering commenced: 4/29/11

12.	Commission, spread or profit: 2.25%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c.	The underwriting was a firm commitment underwriting? __X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e.	The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii) The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 6.50% April 30, 2021) Cusip 1248EPAU

3.	Underwriter from whom purchased: UBS Securities LLC

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $250,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $55,100,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/3/11

11.	Date offering commenced: 5/3/11

12.	Commission, spread or profit: 1.30%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

__X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c.	The underwriting was a firm commitment underwriting? __X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e.	The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any _____ _____
concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X__ _____

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?
_____ _____ __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule
10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: Kansas City Southern de Mexico, S.A. de C.V. (KSU 6.125% June 15,  2021 144A) Cusip 485161AL

3. Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $40,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $7,418,000

7. Aggregate principal amount of offering: $200,000,000

8. Purchase price (net of fees and expenses): 100.00

9. Offering price at close of first day on which any sales were made: 100.00

10. Date of Purchase: 5/6/11

11. Date offering commenced: 5/6/11

12. Commission, spread or profit: 2.00%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by

underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii)	The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: NRG Energy Inc. (NRG 7.625% May 15, 2019 144A) Cusip 629377BP

3. Underwriter from whom purchased: Morgan Stanley and Company

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $90,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $14,670,000

7. Aggregate principal amount of offering: $800,000,000

8. Purchase price (net of fees and expenses): 100.00

9. Offering price at close of first day on which any sales were made: 100.00

10. Date of Purchase: 5/10/11

11. Date offering commenced: 5/10/11

12. Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

[Missing Graphic Reference] _ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: NRG Energy Inc. (NRG 7.875% May 15, 2021 144A) Cusip 629377BQ

3. Underwriter from whom purchased: Morgan Stanley and Company

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $100,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $17,490,000

7. Aggregate principal amount of offering: $1,200,000,000

8. Purchase price (net of fees and expenses): 100.00

9. Offering price at close of first day on which any sales were made: 100.00

10. Date of Purchase: 5/10/11

11. Date offering commenced: 5/10/11

12. Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

[Missing Graphic Reference] _ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii)	The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Range Resources Corporation (RRC 5.75% June 1, 2021) Cusip 75281AAM

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $90,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,415,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/11/11

11.	Date offering commenced: 5/11/11

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

__X_ _____ _____ _____ _____ _____ _____ _____ _____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

X_ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

_____ _____

(ii)	The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Acquisition Corporation and Navios Acquisition Finance (U.S.) Inc. (NNA 8.625% November 1, 2017) Cusip 63938MAC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $86,913

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $18,962,263

7.	Aggregate principal amount of offering: $107,362,500

8.	Purchase price (net of fees and expenses): 102.250

9.	Offering price at close of first day on which any sales were made: 102.250

10.	Date of Purchase: 5/12/11

11.	Date offering commenced: 5/12/11

12.	Commission, spread or profit: 2.00%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_X___ _____ _____ _____ _____ _____ _____ _____ _____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c.	The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X__ _____

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Thompson Creek Metals Company, Inc. (TCMCN 7.375% June 1, 2018 144A) Cusip 884768AA

3.	Underwriter from whom purchased: Deutsche Bank Securities

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $20,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,650,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/13/11

11.	Date offering commenced: 5/13/11

12.	Commission, spread or profit: 2.25%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X
e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
_____

(ii)	The principal amount of the offering of such class in any __X__ _____
concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X__ _____

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: RR Donnelley & Sons Company (RRD 7.25% May 15, 2018) Cusip 257867AX

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $90,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $22,282,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/17/11

11.	Date offering commenced: 5/17/11

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

__X__ _____ _____ _____ _____ _____ _____ _____ _____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal X amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any _____ _____

concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X__ _____

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019 144A) Cusip 716495AM

3.	Underwriter from whom purchased: Wells Fargo Advisors

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $175,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $39,800,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/17/11

11.	Date offering commenced: 5/17/11

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with

_ _____
respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii)	The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Concho Resources Inc. (CXO 6.50% January 15, 2022) Cusip 20605PAC

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $155,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $23,025,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/18/11

11.	Date offering commenced: 5/18/11

12.	Commission, spread or profit: 2.00%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_X___ _____ _____ _____ _____ _____ _____ _____ _____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c.	The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any _____ _____
concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X__ _____

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Kindred Escrow Corp. (KND 8.25% June 1, 2019 144A) Cusip 494578AA

3.	Underwriter from whom purchased: Citigroup Global Markets

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $800,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,000,000

7.	Aggregate principal amount of offering: $550,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/20/11

11.	Date offering commenced: 5/20/11

12.	Commission, spread or profit: 2.50%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with

[Missing Graphic Reference]
_            _____
respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X__ _____

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Regency Energy Partners LP and Regency Energy Finance Corp. (RGNC 6.50% July 15, 2021) Cusip 75886AAF

3.	Underwriter from whom purchased: Morgan Stanley and Company

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $220,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $36,955,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/23/11

11.	Date offering commenced: 5/23/11

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

__X__ _____ _____ _____ _____ _____ _____ _____ ____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c.	The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any ___ _____
concurrent public offering?

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR __X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: JBS USA, LLC and JBS USA Finance, Inc. (JBSSBZ 7.25% June 1, 2021 144A) Cusip 466112AF

3.	Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $289,867

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $59,751,906

7.	Aggregate principal amount of offering: $638,690,000

8.	Purchase price (net of fees and expenses): 98.260

9.	Offering price at close of first day on which any sales were made: 98.260

10.	Date of Purchase: 5/20/11

11.	Date offering commenced: 5/20/11

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X
e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
_____

(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to
__X_ _____ __X__ _____

the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: International Lease Finance Corporation (AIG 6.25% May 15, 2019) Cusip 459745GH

3.	Underwriter from whom purchased: Barclays Capital Inc.

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $210,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $33,520,000

7.	Aggregate principal amount of offering: $1,250,000,000

8.	Purchase price (net of fees and expenses): 100.00

9.	Offering price at close of first day on which any sales were made: 100.00

10.	Date of Purchase: 5/23/11

11.	Date offering commenced: 5/23/11

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

__X__ _____ _____ _____ _____ _____ _____ _____ ____ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c.	The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

X

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to
___ _____ __X__ _____

the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.

1. Name of Fund: LVIP JPMorgan High Yield Fund

2. Name of Issuer: AES Corporation (AES 7.375% July 1, 2021 144A) Cusip 00130HBR

3. Underwriter from whom purchased: BofA Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.

5. Aggregate principal amount of purchase for this Fund by the Adviser: $450,000

6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $21,275,000

7. Aggregate principal amount of offering: $1,000,000,000

8. Purchase price (net of fees and expenses): 100.00

9. Offering price at close of first day on which any sales were made: 100.00

10. Date of Purchase: 6/1/11

11. Date offering commenced: 6/1/11

12. Commission, spread or profit: 2.00%

13. Have the following conditions been satisfied? Yes No

a. The securities are:

_____ _____ _____ _____ _____ _____ _____ _____ __X__ _____
part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities; Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
__X__ _____ _____ _____

c. The underwriting was a firm commitment underwriting? __X

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? __X

e. The issuer of the securities, except for Eligible Municipal
Securities, and its predecessors has been in continuous operation for not less than three years? __X

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

[Missing Graphic Reference] ___ _____

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

__X_ _____

(ii)	The principal amount of the offering of such class in any concurrent public offering?

__X__ _____

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? _____ _____

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
reports to the Trust’s Board of Trustees? __X__ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule

10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information. Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 15, 2011